UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 3, 2020
Date of Report (Date of earliest event reported)
__________________________________________
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue
Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MLHR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)       Compensatory Arrangements of Certain Officers

As announced in the press release filed with Item 9.01 of this Form 8-K, Herman Miller, Inc. (the “Company”) is implementing a 10% reduction in cash compensation for a majority of the Company’s salaried workforce (including each of the executive officers named in the next paragraph of this Item 5.02), is immediately suspending certain employer-paid retirement contributions, is suspending previously-planned compensation increases, and is suspending its cash incentive bonus program for the upcoming fiscal year that will end in May 2021.

In addition to these changes, an additional 50% of the salary payable to Andrea R. Owen, the Company’s President and CEO, will be deferred, and an additional 15% of the salary payable to the rest of the leadership team, including each of Jeffrey M. Stutz (EVP and CFO), Gregory J. Bylsma (President - North America Contract), Jeremy J. Hocking (President - Herman Miller International), and B. Ben Watson (Chief Creative Officer), will be deferred. The Company currently expects the deferred amounts to be payable no later than March 2021.

Item 7.01	Regulation FD Disclosure
On April 3, 2020, Herman Miller, Inc. issued a press release announcing a set of actions related to cost reductions and temporary dividend actions in response to the uncertain economic outlook from the COVID-19 pandemic.

The information in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1        Herman Miller, Inc. Press Release dated April 3, 2020

SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	April 3, 2020	HERMAN MILLER, INC.
(Registrant)
		By:	/s/ Kevin J. Veltman Kevin J. Veltman
Vice President of Investor Relations & Treasurer (Duly Authorized Signatory for Registrant)